                                                                    EXHIBIT 99.1


           Unaudited Pro Forma Combined Condensed Financial Statements

The unaudited pro forma financial statements that follow were prepared in connection with the June 30, 2000 merger of Bell Atlantic Corporation (Bell Atlantic) and GTE Corporation (GTE) (the Merger). The combined company will be doing business as Verizon Communications.

The unaudited pro forma combined condensed financial statements are presented using the pooling of interests method of accounting for the Merger. Under pooling of interests, the companies are treated as if they had always been combined for accounting and financial reporting purposes. These unaudited pro forma financial statements have been prepared from, and should be read in conjunction with, the historical consolidated financial statements and accompanying notes of Bell Atlantic and GTE, which are included in the companies' Annual Reports on Form 10-K for the year ended December 31, 1999 and the quarterly reports on Form 10-Q for the quarterly period ended March 31, 2000. The unaudited pro forma financial information is presented for illustration purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the Merger had been completed at the dates indicated. The information is not indicative of the future operating results or financial position of the combined company.

We prepared the unaudited pro forma combined condensed balance sheet by combining the balance sheets of Bell Atlantic and GTE at March 31, 2000, giving effect to the Merger as if it had occurred on March 31, 2000. The unaudited pro forma combined condensed statements of income give effect to the Merger as if it had occurred at the beginning of the earliest period presented. We also adjusted the combined financial statements for significant differences in accounting methods used by each company. These adjustments are described in the accompanying notes to the financial statements. Per the terms of the Merger, each share of GTE common stock was converted into the right to receive 1.22 shares of Bell Atlantic common stock. This exchange ratio was used in computing certain of the pro forma adjustments and in computing share and per share amounts in the accompanying unaudited pro forma combined financial information.

The following pro forma financial statements do not reflect the disposal of businesses that were required by the Federal Communications Commission and the Department of Justice prior to their approval of the Merger. These disposals include the reduction of GTE's voting interest in Genuity to a level below 10% and domestic wireless property overlaps. Consequently, the balance sheet of Genuity was deconsolidated effective June 30, 2000 and we are accounting for our investment in Genuity of $2.5 billion using the cost method. The overlapping domestic wireless properties are classified as Net assets held for sale in the June 30, 2000 balance sheet. Furthermore, the following pro forma financial statements do not reflect the merger-related and severance costs, transition costs, or costs associated with other related actions, which were recorded in the second quarter of 2000 and are discussed below.

Merger-Related and Severance Costs

During the second quarter of 2000, the combined company recorded a pretax charge of $472 million ($378 million after-tax) for direct, incremental merger-related costs that we incurred in that quarter or had previously deferred, and $584 million ($371 million after-tax) for employee severance.

The direct incremental merger costs include the following:

(Dollars in Millions)
---------------------
Compensation                                 $ 210
Professional services                          161
Other                                          101
                                             -----
                                             $ 472
                                             =====

Compensation includes retention payments to employees that were contingent on the Merger close and payments to employees to satisfy contractual obligations triggered by the change in control. Professional services includes investment banking, legal, accounting, consulting and other advisory fees incurred to obtain federal and state regulatory approvals and take other actions necessary to complete the Merger. Other includes costs incurred to obtain shareholder approval of the Merger, register securities and communicate with shareholders, employees and regulatory authorities regarding Merger issues.

Employee severance costs, as recorded under Statement of Financial Accounting Standards (SFAS) No. 112, "Employers' Accounting for Postemployment Benefits," represent the benefit costs for the separation of approximately 5,500 management employees who are entitled to benefits under pre-existing separation plans, as well as an accrual of ongoing SFAS No. 112 obligations for GTE employees. Of these employees, approximately 5,200 are located in the United States and approximately 300 are located at various international locations. The separations are expected to occur as a result of consolidations and process enhancements within our operating segments.

Transition Costs

In addition to the direct merger-related and severance costs discussed above, over the next several years, we expect to incur substantial transition costs related to the Merger and the recently formed wireless joint venture, Verizon Wireless. These costs will be incurred to integrate systems, consolidate real estate, and relocate employees. They also include advertising and other costs to establish the Verizon brand. During the second quarter, we incurred approximately $172 million ($47 million after taxes and minority interests) of transition costs primarily related to the wireless joint venture.

Other related actions

During the second quarter of 2000, we also recorded various other charges for other actions in relation to the Merger or other strategic decisions.

The following pro forma financial statements also do not reflect any of the anticipated revenue increases or expense or capital savings resulting from the integration of operations of GTE and Bell Atlantic.

                  BELL ATLANTIC CORPORATION AND GTE CORPORATION
          PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME (Unaudited)
                    For the Three Months Ended March 31, 2000
                 (Dollars in Millions, Except Per Share Amounts)

                                                      Historical     Historical       Pro Forma           Pro Forma
                                                    Bell Atlantic       GTE          Adjustments          Combined
                                                    -------------    ----------      -----------         ----------
Operating Revenues                                   $    8,534      $    6,100      $      (85) (2a)    $   14,549
Operating Expenses                                        6,329           4,515             (85) (2a)
                                                                                             (6) (2b)
                                                                                            (16) (2c)
                                                                                            (17) (2d)        10,720
                                                     ----------      ----------      ----------          ----------

Operating Income                                          2,205           1,585              39               3,829

Income (loss) from unconsolidated businesses                123             120              (8) (2a)
                                                                                              1  (2c)
                                                                                             (5) (2d)           231
Other income and (expense), net                              71               9              (2) (2d)            78
Interest expense                                            370             404                                 774
Minority interest                                           (16)            (18)              8  (2a)           (26)
Mark-to-market adjustment for exchangeable notes           (825)             --                                (825)
Provision for income taxes                                  457             476              14  (2g)           947
                                                     ----------      ----------      ----------          ----------

Income from continuing operations                           731             816              19               1,566
     Extraordinary charge                                    --              (9)                                 (9)
                                                     ----------      ----------      ----------          ----------

Net Income                                                  731             807              19               1,557
     Redemption of subsidiary preferred stock                --              (8)                                 (8)
                                                     ----------      ----------      ----------          ----------

Net Income Available to Common Shareowners           $      731      $      799      $       19          $    1,549
                                                     ==========      ==========      ==========          ==========

Basic Earnings per Common Share:
     Before extraordinary charges                    $     0.47      $     0.84     $      0.09          $     0.57
     Extraordinary charges                                   --            (.01)             --                  --
                                                     ----------      ----------      ----------          ----------
Net Income                                           $     0.47      $     0.83      $     0.09          $     0.57
                                                     ==========      ==========      ==========          ==========

Diluted Earnings per Common Share:
     Before extraordinary charge                     $     0.46      $     0.84      $     0.09  (2f)    $     0.56
     Extraordinary charge                                    --           (0.01)             --                  --
                                                     ----------      ----------      ----------          ----------
Net Income                                           $     0.46      $     0.83      $     0.09          $     0.56
                                                     ==========      ==========      ==========          ==========
Weighted average number of common shares-
     basic (in millions)                                  1,551             962             212               2,725
     assuming dilution (in millions)                      1,575             968             213  (2f)         2,756
                                                     ==========      ==========      ==========          ==========



                  See accompanying Notes to Unaudited Pro Forma
                    Combined Condensed Financial Statements.

\
                  BELL ATLANTIC CORPORATION AND GTE CORPORATION
          PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME (Unaudited)
                    For the Three Months Ended March 31, 1999
                 (Dollars in Millions, Except Per Share Amounts)


                                                  Historical     Historical       Pro Forma          Pro Forma
                                                Bell Atlantic       GTE          Adjustments         Combined
                                                -------------    ----------      -----------         ----------
Operating Revenues                               $    7,967      $    5,879      $      (85) (2a)    $   13,761
Operating Expenses                                    5,888           4,197             (85) (2a)
                                                                                        (14) (2b)
                                                                                         (6) (2c)
                                                                                         (6) (2d)         9,974
                                                 ----------      ----------      ----------          ----------

Operating Income                                      2,079           1,682              26               3,787

Income (loss) from unconsolidated businesses             34             105              (6) (2a)
                                                                                          1  (2c)
                                                                                         (1) (2d)           133
Other income and (expense), net                          40              12                                  52
Interest expense                                        315             324                                 639
Minority interest                                       (22)            (32)              6  (2a)           (48)
Provision for income taxes                              674             531               8  (2g)         1,213
                                                 ----------      ----------      ----------          ----------

Income from continuing operations                     1,142             912              18               2,072
     Extraordinary charge                                --             (30)                                (30)
                                                 ----------      ----------      ----------          ----------

Net Income                                       $    1,142      $      882      $       18          $    2,042
                                                 ==========      ==========      ==========          ==========

Basic Earnings per Common
     Share
     Before Exraordinary Charges                 $     0.74      $     0.94      $     0.08  (2f)    $     0.76
     Extraordinary charges                               --           (0.03)             --               (0.01)
                                                 ----------      ----------      ----------          ----------
Net Income                                       $     0.74      $     0.91      $     0.08          $     0.75
                                                 ==========      ==========      ==========          ==========
Diluted Earnings per Common Share:
     Before extraordinary charge                 $     0.72      $     0.93      $     0.08  (2f)    $     0.75
     Extraordinary charge                                --           (0.03)             --               (0.01)
                                                 ----------      ----------      ----------          ----------
Net Income                                       $     0.72      $     0.90      $     0.08          $     0.74
                                                 ==========      ==========      ==========          ==========
Weighted average number of common shares-
     Basic                                            1,553             969             213  (2f)         2,735
     assuming dilution (in millions)                  1,582             976             216               2,774
                                                 ==========      ==========      ==========          ==========


                  See accompanying Notes to Unaudited Pro Forma
                    Combined Condensed Financial Statements.

                  BELL ATLANTIC CORPORATION AND GTE CORPORATION
          PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME (Unaudited)
                      For the Year Ended December 31, 1999
                 (Dollars in Millions, Except Per Share Amounts)


                                                      Historical     Historical       Pro Forma           Pro Forma
                                                    Bell Atlantic        GTE         Adjustments          Combined
                                                    -------------    ----------      -----------         ----------
Operating Revenues                                   $   33,174      $   25,336      $     (316) (2a)    $   58,194
Operating Expenses                                       24,626          18,000            (316) (2a)
                                                                                            (24) (2b)
                                                                                            (59) (2c)
                                                                                             14  (2d)        42,241
                                                     ----------      ----------      ----------          ----------

Operating Income                                          8,548           7,336              69              15,953

Income (loss) from unconsolidated businesses                143             432             (44) (2a)
                                                                                              2  (2c)
                                                                                            (22) (2d)           511
Other income and (expense), net                              82              61                                 143
Interest expense                                          1,263           1,353                               2,616
Minority interest                                           (81)           (122)             44  (2a)          (159)
Mark-to-market adjustment for exchangeable notes           (664)             --                                (664)
Provision for income taxes                                2,557           2,291              24  (2g)         4,872
                                                     ----------      ----------      ----------          ----------

Income from continuing operations                         4,208           4,063              25               8,296
     Extraordinary charges                                   (6)            (30)                                (36)
                                                     ----------      ----------      ----------          ----------

Net Income                                           $    4,202      $    4,033      $       25          $    8,260
                                                     ==========      ==========      ==========          ==========

Basic Earnings per Common Share:
     Before extraordinary charge                     $     2.72      $     4.18      $     0.12  (2f)    $     3.03
     Extraordinary charges                                 (.01)           (.03)             --                (.01)
                                                     ----------      ----------      ----------          ----------
Net Income                                           $     2.71      $     4.15      $     0.12          $     3.02
                                                     ==========      ==========      ==========          ==========
Diluted Earnings per Common Share:
     Before extraordinary charges                    $     2.66      $     4.15      $     0.12  (2f)    $     2.98
     Extraordinary charges                                (0.01)          (0.03)             --               (0.01)
                                                     ----------      ----------      ----------          ----------
Net Income                                           $     2.65      $     4.12      $     0.12          $     2.97
                                                     ==========      ==========      ==========          ==========
Weighted average number of common shares-
     basic (in millions)                                  1,553             972             214  (2f)         2,739
                                                     ==========      ==========      ==========          ==========
     assuming dilution (in millions)                      1,583             979             215               2,777
                                                     ==========      ==========      ==========          ==========


                  See accompanying Notes to Unaudited Pro Forma
                    Combined Condensed Financial Statements.

                 BELL ATLANTIC CORPORATION AND GTE CORPORATION
          PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME (Unaudited)
                      For the Year Ended December 31, 1998
                (Dollars in Millions, Except Per Share Amounts)


                                                  Historical     Historical      Pro Forma            Pro Forma
                                                Bell Atlantic       GTE         Adjustments           Combined
                                                -------------    ----------     -----------          ----------
Operating Revenues                               $   31,566      $   25,753      $     (244) (2a)    $   57,075
Operating Expenses                                   24,895          20,417            (244) (2a)
                                                                                        (24) (2b)
                                                                                        218  (2c)
                                                                                         57  (2d)        45,319
                                                 ----------      ----------      ----------          ----------

Operating Income                                      6,671           5,336            (251)             11,756

Income (loss) from unconsolidated businesses           (415)            240             (42) (2a)
                                                                                          2  (2c)
                                                                                         (1) (2d)          (216)
Other income and (expense), net                         153             128                                 281
Interest expense                                      1,335           1,370                               2,705
Minority interest                                       (75)           (289)             42  (2a)
                                                                                          3  (2c)
                                                                                          4  (2d)          (315)
Provision for income taxes                            2,008           1,553             (86) (2g)         3,475
                                                 ----------      ----------      ----------          ----------

Income from continuing operations                     2,991           2,492            (157)              5,326
     Extraordinary charges                              (26)           (320)                               (346)
                                                 ----------      ----------      ----------          ----------

Net Income                                            2,965           2,172            (157)              4,980
                                                 ----------      ----------      ----------          ----------
     Redemption of minority interest                    (30)             --                                 (30)
     Redemption of investee preferred stock              (2)             --                                  (2)
                                                 ----------      ----------      ----------          ----------

Net Income Available to Common Shareowners       $    2,933      $    2,172      $     (157)         $    4,948
                                                 ==========      ==========      ==========          ==========

Basic Earnings per Common Share:
     Before extraordinary charges                $     1.90      $     2.59      $    (0.74) (2f)    $     1.94
     Extraordinary charges                             (.01)           (.33)             --               (0.13)
                                                 ----------      ----------      ----------          ----------
Net Income                                       $     1.89      $     2.26      $    (0.74)         $     1.81
                                                 ==========      ==========      ==========          ==========
Diluted Earnings per Common Share:
     Before extraordinary charges                $     1.87      $     2.57      $    (0.74) (2f)    $     1.92
     Extraordinary charges                            (0.01)          (0.33)             --               (0.13)
                                                 ----------      ----------      ----------          ----------
Net Income                                       $     1.86      $     2.24      $    (0.74)         $     1.79
                                                 ==========      ==========      ==========          ==========
Weighted average number of common shares-
     basic (in millions)                              1,553             963             212  (2f)         2,728
                                                 ==========      ==========      ==========          ==========
     assuming dilution (in millions)                  1,578             968             213               2,759
                                                 ==========      ==========      ==========          ==========


                  See accompanying Notes to Unaudited Pro Forma
                    Combined Condensed Financial Statements.

                  BELL ATLANTIC CORPORATION AND GTE CORPORATION
          PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME (Unaudited)
                      For the Year Ended December 31, 1997
                 (Dollars in Millions, Except Per Share Amounts)


                                                  Historical     Historical       Pro Forma          Pro Forma
                                                Bell Atlantic       GTE          Adjustments         Combined
                                                -------------    ----------      -----------         ----------
Operating Revenues                               $   30,194      $   23,625      $     (244) (2a)    $   53,575
Operating Expenses                                   24,836          18,014            (244) (2a)
                                                                                        (12) (2b)
                                                                                        124  (2c)
                                                                                        (24) (2d)        42,694
                                                 ----------      ----------      ----------          ----------

Operating Income                                      5,358           5,611             (88)             10,881

Income (loss) from unconsolidated businesses           (124)            217             (37) (2a)
                                                                                         (8) (2c)            48
Other income and (expense), net                          75              70                                 145
Interest expense                                      1,230           1,235                               2,465
Minority interest                                       (95)           (245)             37  (2a)          (303)
Provision for income taxes                            1,529           1,624             (28) (2g)         3,125
                                                 ----------      ----------      ----------          ----------

Income from continuing operations                     2,455           2,794             (68)              5,181
                                                 ----------      ----------      ----------          ----------

Net Income                                       $    2,455      $    2,794      $      (68)         $    5,181
                                                 ==========      ==========      ==========          ==========

Basic Earnings per Common Share                  $     1.58      $     2.92      $    (0.32) (2f)    $     1.90
                                                 ==========      ==========      ==========          ==========

Diluted Earnings per Common Share                $     1.56      $     2.90      $    (0.32) (2f)    $     1.89
                                                 ==========      ==========      ==========          ==========

Weighted average number of common shares-
     Basic (in millions)                              1,552             958             211  (2f)         2,721
                                                 ==========      ==========      ==========          ==========
     assuming dilution (in millions)                  1,571             962             212               2,745
                                                 ==========      ==========      ==========          ==========


                  See accompanying Notes to Unaudited Pro Forma
                    Combined Condensed Financial Statements.

                  BELL ATLANTIC CORPORATION AND GTE CORPORATION
             PRO FORMA COMBINED CONDENSED BALANCE SHEET (Unaudited)
                              As of March 31, 2000
                              (Dollars in Millions)


                                                       Historical     Historical       Pro Forma          Pro Forma
                                                     Bell Atlantic        GTE         Adjustments         Combined
                                                     -------------    ----------      -----------         ----------
Assets
Current assets
     Cash and temporary cash investments               $      360     $      344      $                   $      704
     Accounts receivable, net                               7,085          4,958             (53)(2a)         11,990
     Net assets held for sale                                  --          1,773                               1,773
     Other current assets                                   2,415          1,735             (14)(2a)
                                                                                             (47)(2d)          4,089
                                                       ----------     ----------      ----------          ----------
                                                            9,860          8,810            (114)             18,556
                                                       ----------     ----------      ----------          ----------

Plant, property and equipment, net                         39,749         23,386             (68)(2b)
                                                                                            (262)(2c)
                                                                                              (5)(2d)         62,800
Investments in unconsolidated businesses                    8,207          4,062              (5)(2c)
                                                                                             (28)(2d)         12,236
Other assets                                                8,236         14,756              (3)(2c)
                                                                                             (79)(2d)         22,910
                                                       ----------     ----------      ----------          ----------
Total assets                                           $   66,052     $   51,014      $     (564)         $  116,502
                                                       ==========     ==========      ==========          ==========

Liabilities and Shareowners' Investment
Current liabilities
     Debt maturing within one year                     $    5,812     $   10,795      $                   $   16,607
     Accounts payable and accrued liabilities               7,000          4,258             (53)(2a)
                                                                                               2 (2d)         11,207
     Other current liabilities                              1,489          2,281              10 (2d)          3,780
                                                       ----------     ----------      ----------          ----------
                                                           14,301         17,334             (41)             31,594
                                                       ----------     ----------      ----------          ----------
Long-term debt                                             20,149         13,643                              33,792
Employee benefit obligations                                8,958          4,411                              13,369
Deferred credits and other liabilities                      6,012          4,927             (14)(2a)
                                                                                             (26)(2b)
                                                                                             (96)(2c)
                                                                                             (76)(2d)         10,727

Shareowners' investment
     Common stock (2,748,391,520 shares issued)               158             50              67 (2e)            275
     Contributed capital                                   13,691          8,671          (2,565)(2e)         19,797
     Reinvested earnings                                    2,895          5,310            (311)(2h)          7,894
     Accumulated other comprehensive income (loss)          1,348           (397)              1 (2c)
                                                                                              (1)(2d)            951
                                                       ----------     ----------      ----------          ----------
                                                           18,092         13,634          (2,809)             28,917
     Less common stock in treasury, at cost                 1,026          2,498          (2,498)(2e)          1,026
     Less deferred compensation - employee
       stock ownership plans                                  434            437                                 871
                                                       ----------     ----------      ----------          ----------
Total shareowners' investment                              16,632         10,699            (311)             27,020
                                                       ----------     ----------      ----------          ----------
Total liabilities and shareowners' investment          $   66,052     $   51,014      $     (564)         $  116,502
                                                       ==========     ==========      ==========          ==========


                  See accompanying Notes to Unaudited Pro Forma
                    Combined Condensed Financial Statements.

                  BELL ATLANTIC CORPORATION AND GTE CORPORATION
      NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

Note 1 - Reclassifications

Certain reclassifications have been made to the unaudited historical financial statements of Bell Atlantic Corporation (Bell Atlantic) and GTE Corporation
(GTE) to conform to the presentation used by Verizon Communications following the Merger.

Note 2 - Pro Forma Adjustments

(a) Pro forma adjustments have been made to eliminate intercompany transactions between Bell Atlantic and GTE.

(b) Pro forma adjustments have been made to conform GTE to Bell Atlantic's policy of expensing general support assets costing under $2,000, retroactive to January 1, 1996. The Federal Communications Commission raised the capitalization limit for general support assets from $500 to $2,000, and local exchange carriers were given the option to implement the change on January 1, 1998 or apply retroactively. Bell Atlantic adopted the change effective January 1, 1996 for external reporting purposes and wrote off the embedded base. GTE adopted the change effective January 1, 1998 and amortized the embedded base over a five year period. Adjustments have been made to eliminate the capitalization and associated amortization effect of GTE's embedded base.

(c) Pro forma adjustments have been made to conform GTE to Bell Atlantic's policy of adoption of Statement of Position (SOP) 98-1 "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." Prior to SOP 98-1, GTE capitalized non-network software in 1997 and 1998, while Bell Atlantic expensed non-network software. Adjustments have been made to eliminate the capitalization and associated amortization effect of non-network software capitalized by GTE during 1997 and 1998.

(d) Other individually insignificant pro forma adjustments have been made to conform the accounting policies of Bell Atlantic and GTE.

(e) The terms of the merger agreement specify that each outstanding share of GTE common stock is converted into 1.22 shares of Bell Atlantic common stock. A pro forma adjustment has been made to equity, which represents the issuance of new shares of Bell Atlantic common stock in exchange for all outstanding shares of GTE common stock at the 1.22 exchange rate. The adjustment also reflects the cancellation of shares of GTE treasury stock, but does not reflect the impact of fractional shares.

(f) Pro forma adjustments have been made to the number of weighted average shares outstanding used in the calculation of basic and diluted earnings per share. The number of weighted average shares outstanding reflects the conversion of shares and share equivalents of GTE common stock into Bell Atlantic common stock in accordance with the Merger agreement.

(g) Pro forma adjustments have been made for the estimated tax effects of the adjustments discussed in (a) - (d) above.

(h) Pro forma adjustments have been made for the retained earnings effect on the pro forma adjustments discussed in (a) - (d) above.

Note 3 - Common Stock Split

Bell Atlantic issued a two-for-one split of Bell Atlantic common stock, effected in the form of a 100% stock dividend to shareholders of record on June 1, 1998 and paid on June 29, 1998. Shareowners' equity accounts were adjusted at the time of such issuance. The unaudited pro forma combined condensed financial statements give effect to this stock split as if it had occurred at the earliest period presented.